STEWARD FUNDS
Steward Large Cap Enhanced Index Fund
Steward Small-Mid Cap Enhanced Index Fund
Steward Global Equity Income Fund
Steward International Enhanced Index Fund
Steward Select Bond Fund
(“Funds”)

Supplement dated February 20, 2014

To Prospectus and Statement of Additional Information dated August 27, 2013

The Funds’ Prospectus and Statement of Additional Information dated August 27, 2013 are modified to reflect the following:

Effective January 1, 2014, the Board of Directors approved adding Ms. Victoria Fernandez as co-portfolio manager and Senior Vice President of Steward Select Bond Fund.

As Senior Vice President of Investments of Capstone Asset Management Company (“CAMCO”), the Funds’ investment advisor, Ms. Fernandez has Portfolio Manager responsibilities for fixed income products and serves as a member of CAMCO’s Investment Policy Committee.  A Rice University graduate, Ms. Fernandez was most recently a Portfolio Manager and Head of Fixed Income Trading with Fayez, Sarofim & Co. where she had been employed for 18 years and was involved in all aspects of the fixed income portfolio management process.

Ms. Fernandez is a member of a strategy team responsible for the day-to-day management of the Steward Select Bond Fund.  The other members of the team and co-portfolio managers are Claude Cody, IV and Edward Jaroski.  Ms. Fernandez is the senior portfolio manager with Mr. Cody and Mr. Jaroski in a supporting role.  Mr. Cody’s primary function is performing research.

The dollar range of shares of Steward Select Bond Fund owned by Ms. Fernandez as of January 1, 2014 is as follows:

Steward Select Bond Fund	None

The number of other registered investment company accounts and private accounts, and assets in each category, managed by Ms. Fernandez as of January 31, 2014 is indicated in the following table. She does not manage any pooled investment vehicles other than registered investment companies.

Portfolio Manager	Number of Other Registered Investment Companies	Other Investment Company Assets Under Management	Number of Private Accounts	Private Account Assets Under Management	Total Assets
Victoria Fernandez	0	$0	1,207	$642,600,759	$642,600,759

None of the accounts managed by Ms. Fernandez has a performance-based investment advisory fee.  Due to the nature of the Fund’s investments, no material conflicts of interest arise by virtue of the fact that Ms. Fernandez manages other accounts, as listed above.  The compensation of Ms. Fernandez is derived approximately 75% from base salary and 25% from CAMCO’s profit sharing plan.  At CAMCO, the portfolio managers participate in normal corporate benefits, including group life and health insurance, 401(k) plan with a corporate matching contribution calculated in the same manner as for all other participating employees, and vacation.